Exhibit 99.1 2023 Year-end and Q4 Member Conference Call Feb. 27, 2024

Cautionary Statement Regarding Forward-Looking Information Statements contained in this document, including statements describing the objectives, projections, estimates, or predictions of the future of the Federal Home Loan Bank of Pittsburgh (FHLBank), may be “forward-looking statements.” These statements may use forward-looking terms, such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” “will,” “likely,” or their negatives or other variations on these terms. FHLBank cautions that, by their nature, forward-looking statements involve risk or uncertainty and that actual results could differ materially from those expressed or implied in these forward-looking statements or could affect the extent to which a particular objective, projection, estimate, or prediction is realized. These forward-looking statements involve risks and uncertainties including, but not limited to, the following: economic and market conditions, including, but not limited to, real estate, credit and mortgage markets; volatility of market prices, rates, and indices related to financial instruments, including, but not limited to, investments and contracts; the occurrence of man-made or natural disasters, endemics, global pandemics, climate change, conflicts or terrorist attacks or other geopolitical events; political events, including legislative, regulatory, litigation, or judicial events or actions, including those relating to environmental, social, and governance matters, or other developments that affect the Bank, its members, counterparties, or investors in the consolidated obligations of the Federal Home Loan Banks (FHLBanks), such as any government-sponsored enterprise reforms, any changes resulting from the Federal Housing Finance Agency’s review and analysis of the Federal Home Loan Bank System (FHLBank System), including recommendations published in its “FHLBank System at 100: Focusing on the Future” report, changes in the Federal Home Loan Bank Act of 1932, as amended, changes in applicable sections of the Federal Housing Enterprises Financial Safety and Soundness Act of 1992, or changes in other statutes or regulations applicable to the FHLBanks; risks related to mortgage-backed securities (MBS); changes in the assumptions used to estimate credit losses; changes in FHLBank’s capital structure; changes in FHLBank’s capital requirements; changes in expectations regarding FHLBank’s payment of dividends; membership changes; changes in the demand by FHLBank members for FHLBank advances; an increase in advance prepayments; competitive forces, including the availability of other sources of funding for FHLBank members; changes in investor demand for consolidated obligations and/or the terms of interest rate exchange agreements and similar agreements; disruptions in the capital markets; changes in the FHLBank System’s debt rating or FHLBank’s rating; the ability of FHLBank to introduce new products and services to meet market demand and to manage successfully the risks associated with new products and services; the ability of each of the other FHLBanks to repay the principal and interest on consolidated obligations for which it is the primary obligor and with respect to which FHLBank has joint and several liability; applicable FHLBank policy requirements for retained earnings and the ratio of the market value of equity to par value of capital stock; FHLBank’s ability to maintain adequate capital levels (including meeting applicable regulatory capital requirements); business and capital plan adjustments and amendments; technology and cybersecurity risks; and timing and volume of market activity. This presentation is not intended as a full business or financial review and should be viewed in the context of all other information, including, but not limited to, additional risk factors, made available by FHLBank in its filings with the Securities and Exchange Commission, which are available at www.sec.gov. Forward-looking statements speak only as of the date made and FHLBank has no obligation, and does not undertake publicly, to update or revise any forward-looking statement for any reason. 2

Agenda § State of FHLBank Pittsburgh - Winthrop Watson, President and Chief Executive Officer § Financial Review - Ted Weller, Chief Financial Officer § Operating Highlights and Outlook; Important Dates - David Paulson, Chief Operating Officer § Closing Remarks and Member Questions - Winthrop Watson 3

State of FHLBank Pittsburgh § Focused on our dual mission: - Providing reliable liquidity - advances ended the year at $78.4 billion, letters of credit (LCs) at $28.8 billion - Supporting affordable housing and community/economic development - $41.7 million disbursed/granted § Quarterly dividends, paid on Feb. 23, were: - 8.50% annualized on activity stock - 5.35% annualized on membership stock § Our Board of Directors 4

FHLBank System at 100: Focusing on the Future § Report released in November 2023 § Four broad areas of focus included: - Our role in supporting affordable housing and community development - The FHLBanks as a stable and reliable source of liquidity - Mission of the FHLBank System - Operational efficiency, structure and governance of the FHLBanks 5

System and Pittsburgh Advance Balance Trends Member advance demand and balances decreased for the FHLBank System while Pittsburgh experienced a slight increase from 2023 Q3 6

Financial Review

Financial Highlights – Statement of Income Year ended December 31, Over/ (in millions) 2023 2022 (Under) Net interest income $ 738.3 $ 357.5 $ 380.8 Provision for credit losses 3.4 5.8 (2.4) Other noninterest income (loss) 36.8 11.3 25.5 All other expense 113.5 98.8 14.7 Voluntary contributions 11.7 11.7 - Income before assessment 646.5 252.5 394.0 Affordable Housing Program (AHP) assessment 64.9 25.4 39.5 Net income $ 581.6 $ 227.1 $ 354.5 Net interest margin (bps) 66 56 10 8

Financial Highlights – Selected Balance Sheet Year ended December 31, Over/(Under) (in millions) 2023 2022 Amount Percent Average: Total assets $ 112,570 $ 64,237 $ 48, 333 75 % Advances 78,097 36,593 41,504 113 Total investments 28,413 22,161 6,252 28 Dec 31, Dec 31, Over/(Under) (in millions) 2023 2022 Amount Percent Spot: Advances $ 78,432 $ 68,856 $ 9,576 14 % Capital stock 3,921 3,428 493 14 Retained earnings 1,832 1,536 296 19 9

Capital Requirements (in millions) Dec 31, Dec 31, 2023 2022 Permanent capital $ 5,780 $ 4,992 Excess permanent capital over RBC requirement $ 5,032 $ 4,551 Regulatory capital ratio (4% minimum) 5.2% 5.2% Leverage ratio (5% minimum) 7.7% 7.8% Market value/capital stock (MV/CS) 142.7% 137.1% 10

Operating Highlights and Outlook; Important Dates

Credit Product Trends $78.4 billion Advances $28.8 billion Letters of Credit Mortgage Partnership $4.7 billion Finance® (MPF®) Program “Mortgage Partnership Finance” and “MPF” are registered trademarks of the Federal Home Loan Bank of Chicago. 12

2023 Community Product Impact

FHLBank offers products to support its public policy mission of making funds available for affordable housing and community/economic development.

$41.7 million[1] disbursed/granted in 2023 through statutory AHP, loan products, and voluntary grants and contributions.

Affordable Housing Program

- **$24.6 million awarded**
- 40 projects, 589 units
- $160.4 million total development supported

First Front Door

- **$4.5 million funded**
- 934 homebuyers funded

Community Lending Program

- $718.0 million funded
- $1.05 billion outstanding
- 176 housing units supported
- 7,052 jobs supported

Banking On Business[2]

- **$0.9 million credit support provided**
- $7.5 million funded
- 64 businesses supported

Voluntary Housing Grant Initiative

- **$8.0 million granted**
- 13 projects, 343 units
- $122.8 million total development supported

Home4Good[3]

- **$3.5 million granted by FHLBank**
- $2.3 million granted by the state HFAs
- $5.8 million granted in total

Blueprint Communities®

- **$0.2 million leveraged**
- Supported six communities in West Virginia

[1] Does not include (i) Community Lending Program advances, (ii) Housing Finance Agencies' (HFA) contributions to Home4Good and (iii) Banking On Business funded amount and includes the credit support provided under Banking On Business.

[2] Includes Banking On Business Inclusion and Equity fund.

[3] FHLBank offers Home4Good in partnership with three state HFAs: the Delaware State Housing Authority, the Pennsylvania Housing Finance Agency and the West Virginia Housing Development Fund.

"Blueprint Communities" is a registered service mark of the Federal Home Loan Bank of Pittsburgh.

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Looking Forward Business factors that may impact operating results: § Members’ advance demand § Short-term interest rates § Mortgage-backed security and MPF Program purchases and paydowns § Disciplined expense management with planned strategic initiatives FHLBank Board and management proactively evaluates our dividend approach: § Dividends are subject to market conditions and results of operations § Future dividend rates may not correlate directly with the pace or direction of market interest rate changes § We will use this forum to communicate dividend expectations The above reflects forward-looking information based on management’s expectations regarding economic and market conditions, and FHLBank’s financial condition and operating results. Refer to Cautionary Statement Regarding Forward-Looking Information on slide 3 of this presentation. Any expected increase in dividends is not a guarantee or commitment regarding the payment or level of dividends. 14

Historical Dividend Rate and Spread to Fed Funds Dividend represents the weighted-average yield for membership and activity stock dividends. 15

Important Dates/Events § Community investment product availability: - March 5 - Banking On Business (BOB); Banking On Business Inclusion and Equity fund (BOBIE) - April 16 - First Front Door (FFD); FFD Keys to Equity fund (Keys) - April 29 - Blueprint Communities kick-off - June 27 - Affordable Housing Program (AHP) - June 27 - Voluntary housing grant initiative - TBD - Home4Good (H4G) § Member engagement: - March 6 - Biennial Member Satisfaction Survey launches - June 10 - Member Appreciation - Philadelphia Country Club - June 17 - Member Appreciation - Fox Chapel Golf Club § Member reporting: - March 18 - Annual minimum stock certification begins - May 15 - Q1 Qualifying Collateral Report (QCR) due 16

Member Questions

Contact Us Member Services (8 a.m. to 5 p.m., Monday through Friday) 800-288-3400, option 2 or member.services@fhlb-pgh.com Leadership Business Development Managers Winthrop Watson Jeff Acquafondata (MPF Program) winthrop.watson@fhlb-pgh.com jeffa@fhlb-pgh.com Dave Paulson Fred Bañuelos (Community Investment) david.paulson@fhlb-pgh.com fred.banuelos@fhlb-pgh.com Mark Evanco Fred Duncan mark.evanco@fhlb-pgh.com fred.duncan@fhlb-pgh.com Megan Krider (Community Investment) megan.krider@fhlb-pgh.com Bill McGettigan william.mcgettigan@fhlb-pgh.com Vince Moye vincent.moye@fhlb-pgh.com Tom Westerlund tom.westerlund@fhlb-pgh.com Federal Home Loan www.fhlb-pgh.com @FHLBankPgh Bank of Pittsburgh 18